Exhibit 99.1

William Blair 3rd Annual Emerging Growth Stock Conference October 2009

"Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms "may," "should," "could," "anticipate," "believe," "continues," "estimate," "expect," "intend," "objective," "plan," "potential," "project" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the December 31, 2008 Form 10-K filed on March 11, 2009. The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements whether as a result of new information, future events or otherwise. Forwarding-Looking Statements Page 1

Agenda Industry Overview Company Overview Business Strategy Financial Summary Appendix 1 Page 2

The industrial distribution industry is characterized by its large scale, extreme fragmentation and many channels of distribution The North American industrial distribution market was estimated at $340 billion for 2007 made up of ~38,400 companies with an average revenue of ~$8.5 million (1) Of these companies in the Industrial Distribution Market, Lawson ranked 21st by sales revenue in 2008(2) Industrial Distribution Market Dynamics (1) Source: Pembroke Consulting, Inc. (2) Source: Industrial Distribution Magazine Rank Company Rev (m) Rank Company Rev (m) 1 Wolseley $33,100 12 MSC Direct $1,780 2 Wurth $12,400 13 Edgen Murray $1,270 2 HD Supply $9,800 14 Interline Brands $1,200 4 Grainger $6,900 15 Kaman Industrial Tech $777 5 McJunkin Redman $5,200 16 DXPE $737 6 Airgas $4,300 17 F.W. Webb $700 7 Motion Industries $3,500 18 Barnes Distribution $540 8 Wilson Industries $2,700 19 Bossard $536 9 Fastenal $2,300 20 BDI $523 10 Applied Industrial Tech $2,100 21 Lawson Products $485 11 Winwholesale $2,100 22 Industrial Distribution Group $485 Page 3

Lawson Provides "Just in Case" Supplies for the "Do it for Me" customer Lawson's place in distribution Lawson's place in distribution Lawson's place in distribution Planned Purchases Emergency Purchases Customer can shop around. Suppliers needs a low cost delivery model Customers need it now. Suppliers must have a local presence Customers know they will have a need for products and want to outsource the replenishment, and inventory management Page 4

Founded in 1952, Lawson is an international distributor of maintenance, repair and operations ("MRO") products and specialty components to the industrial, commercial, institutional and government markets Supplies over 180,000 consumable products in a vast number of categories including fasteners, cutting tools, chemicals, abrasives, safety, welding, hydraulic and automotive products Serves diverse customer segments including manufacturing, government, education, mining, healthcare, agriculture, transportation and automotive repair High service, high margin private label offering that is greatly valued by customers Value-added services such as vendor managed inventory and extensive product application expertise are supplemented by long standing customer relationships through our established sales channel with strong private label brand loyalty 32 facilities with 8 distribution centers and approximately ~1,500 selling agents Over 140,000 customers with top 20 MRO customers constituting less than 5% of total 2008 MRO revenue Lawson Overview Page 5

Lawson Overview - Business Segments Lawson Products 2008 sales $353.2 million 976 Employees Lawson's largest division Markets a broad range of MRO products including fasteners, cutting tools, chemicals and abrasives, hydraulics and automotive products Selling Agents ~1500 2008 sales $50.4 million 110 Employees Direct, Web, Catalog and Wholesale plus six retail locations Offers cutting tools abrasives, welding, machine tooling, precision tools, shop supplies, hand & power tools, safety 2008 sales $62.1 million 113 Employees Sells directly to OEM's Specializes in fasteners and class "C" components Provides customers with just-in-time inventories of commodity and customized component parts 2008 sales $19.5 million 132 Employees Sells directly to Fortune 500 client base Manufactures specialized screw machine parts for the OEM and MRO marketplaces Employee and agent count at 12/31/08 Page 6

Historical Challenges Multiple independent business units w/ separate supply chains, selling organizations & management teams Disparate operating & selling practices Business model costs (2007) 51.8% SG&A at enterprise level 60.1% SG&A for Lawson Products * 38.0% Lawson Products cost of sales Few inter-business synergies High sales force turnover Low sales force productivity Growth difficult to achieve Lack of bench in senior & mid level management team Management is Executing on a Plan to Strengthen the Platform and Improve Financial Performance *2007 adjusted SG&A before incentive comp. Business strategy Close the gap - Build scalability - Unlock value and future opportunities Page 7

Implemented Cost Savings Initiatives $'s in millions Total FTE's have decreased by approximately 250 (or 18%) from December 2007 to August 2009 Approximately $3.0 million of additional savings will be realized in 2010 from the annualization of the reduction in force and distribution center closings bringing the total fixed cost reductions to over $29.0 million. Fixed Cost Reductions - 2008 and 2009 Page 8

Implemented Working Capital Management Targeted a $22.6 million inventory reduction from April 2008 to December 2009 Currently ahead of plan $1.7 million Achieved $20.8 million reduction by August 2009 Inventory Management Working Capital In addition to a $20.8 million inventory reduction, significant progress has been made with Accounts Receivable and Accounts Payable. Since March 2008: Average AR days have decreased by 1.7 days Average AP days have increased by 22.9 days Lawson made key hires in the areas of finance and supply chain management to focus on working capital efficiency Teams were formed to drive improvement in product and distribution costs and inventory management Correlating inventory levels to sales projections Reducing inventory of slow-moving items 10 Working Capital Efficiency = (Total Current Assets - Total Current Liabilities) / Net Sales Actual Plan Page 9

Accomplishments Integrate MRO businesses - completed 2008 Exploit inter-business synergies - completed 2008 Unify selling organization - completed 2008 Single high quality management organization - over 50 new hires at manager level and above Outsource computer operations - complete 2009 In Process Transform sales model - In process Optimize distribution network - In process ERP selection implementation - In process Implement "Lean / Six Sigma" initiative - In process Rationalize businesses - in process Segment-focused sales execution - 2010 Other accomplishments, results and initiatives Planned Outcome Deliver sales, operational & financial leverage in the business Page 10

Inventory Management Onsite management of MRO inventory to keep customers operations running Regular inventory analysis and replenishment to prevent unnecessary purchases or unplanned downtime Customized storage systems for improved inventory organization and more efficient workflow Technical Expertise Local agents to analyze your application and recommend solutions that meet your performance requirements Industry-leading product technical support delivered from a team of in-house engineers Application engineering specialists to provide on-site problem solving and safety training Quality engineered products Comprehensive line of more than 80,000 products, for critical applications to everyday maintenance High value private label products Lot control traceability and certification ISO 9000 registered; guaranteed product satisfaction MRO Group Value Proposition "Smarter Maintenance" Page 11

Phase 1: Transition Front Line Management role from Player Manager to Manager Coach Implement new compensation programs to drive revenues Phase 2: Develop "Key Account" selling capability Implement segment specific strategies Develop greater tactical finesse around pricing management Phase 3: Develop alternative channel solutions for low volume accounts Sales Transformation % of Sales Based on Ranges of Annual Customer Purchases 2008 Sales by Account Size Accounts by Annual Revenue Agents by Sales Volume Page 12 Projected Benefits: Sales force productivity gains ~28%:

Network Optimization

Scenarios have been developed creating an incremental progression to move from the current distribution network to a more optimal design balancing cost and service.

2008



2009



CLOSED & DIVESTED CHARLOTTE DC
CLOSED DALLAS DC

2010



OPTIMIZE CANADIAN DISTRIBUTION

2011



OPTIMIZE NORTHEAST DISTRIBUTION

2013



OPTIMIZE MIDWEST DISTRIBUTION

- ***Deliverables:***
- ***~$10 million inventory reduction opportunity***
- ***~ $5 million operating cost reduction***
- ***Maintain or improve customer service levels***

Page 13

Lawson Products, Inc. • Confidential Material, Reproduction, In Whole or in Part, Prohibited.

50% Productivity Improvement Q 3 2009 Complete High Level Business Case 20% Sales Increase Q 4 2009 Complete ERP selection 20% Margin Improvement Q1 2010 Planning / Analysis / Design 10% One time Gain & Other Q 1 2011 Start Go-Live Current IT costs $16 million annually for Lawson Products compared to $8 - 10 million as an industry average Legacy systems Drive non IT operational costs up Limit agility to quickly respond to changing market conditions Vendor selection process Two tier one and three tier two vendors being considered Estimated Benefits $10M - $15M 1 These costs represent a distinct request and will be reviewed during a separate session at the October meeting Enterprise Resource Planning System Estimated Timeline Page 14

Resilient business model well positioned to navigate through the current economic conditions and produce operational leverage from any future market uptick Experienced management team with the capability in managing our business through significant adversity . Diversified customer base and a broad range of consumable products result in a recurring revenue model Operational initiatives under way with expected significant future EPS impact Solid cash and liquidity position. Outstanding gross margins Low level of debt Track record of generating strong free cash flows Why Buy Lawson now.... Page 15

Agenda Company Overview Industry Overview Business Strategy Financial Performance Appendix 1 Page 16

Lawson Financial Summary Gross Margin(1) (1) Period ending December 31, 2008. (2) Period ended August 31, 2008. Lawson possesses strong gross margins compared to its competitors... Page 17 (2) (1) (1) (1) (1)

Lawson Financial Summary SG&A as a % of Sales(1) ....but notably high SG&A costs leave substantial opportunity for cost improvements which could translate into higher EBITDA margins Page 18 (1) Period ending December 31, 2008. (2) Period ended August 31, 2008. (2) (1) (1) (1) (1)

Condensed Consolidated Statements of Operations (Unaudited) Page 20

Condensed Consolidated Balance Sheets Page 20

Condensed Consolidated Statements of Cash Flows (Unaudited) Page 21